UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 1, 2015

MW BANCORP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-55356	47-2259704
(State of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

2110 Beechmont Avenue
Cincinnati, Ohio	45230
(Address of principal executive offices)	(Zip Code)

(513) 231-7871

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 31, 2015, the Board of Directors (the “Board”) of MW Bancorp, Inc. (the “Company”) appointed David M. Tedtman to the Board.

The Board voted to increase the number of directors from five to six members and appointed Mr. Tedtman to fill the vacancy. Mr. Tedtman, a certified public accountant, age 57, is a retired partner from BKD, LLP.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

MW BANCORP, INC.
Date: April 1, 2015	By: /s/ Gregory P. Niesen
Gregory P. Niesen
President and Chief Executive Officer